      As filed with the Securities and Exchange Commission on May 13, 2002
                                                      Registration No. 333-

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                             BROOKS AUTOMATION, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

             DELAWARE                                      04-3040660
             --------                                      ----------
   (State or Other Jurisdiction of                       (I.R.S. Employer
    Incorporation or Organization)                    Identification Number)

                    15 ELIZABETH DRIVE, CHELMSFORD, MA 01824
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                             BROOKS AUTOMATION, INC.
                        1995 EMPLOYEE STOCK PURCHASE PLAN
                        ---------------------------------
                            (Full Title of the Plan)

            ROBERT J. THERRIEN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             BROOKS AUTOMATION, INC.
                               15 ELIZABETH DRIVE
                              CHELMSFORD, MA 01824
                              --------------------
                     (Name and Address of Agent For Service)

                                 (978) 262-2400
                                 --------------
          (Telephone Number, Including Area Code, of Agent For Service)

                         CALCULATION OF REGISTRATION FEE
                         -------------------------------


Title of Each Class                                 Proposed Maximum            Proposed Maximum
of Securities to be         Amount to be            Offering Price Per         Aggregate Offering             Amount of
   Registered                Registered                 Share(1)                    Price(1)                Registration fee
-------------------         -------------           ------------------         ------------------           ----------------

Common Stock, $.01          750,000 (2)                   $32.49                   $24,367,500                  $2,241.81
par value                   shares

Preferred Share             750,000                           --                            --                         --
Purchase Rights (3)


This Registration Statement relates to the registration of additional securities of the same class as other securities for which a registration statement on this form relating to an employee benefit plan is effective. Pursuant to General Instruction E of Form S-8, this registration statement incorporates by reference the following registration statements filed by Registrant on Form S-8:
Registration No. 333-40848, Registration No. 333-66457, Registration No. 333-66429, and Registration No. 333-07315, relating to an aggregate of 750,000 shares issuable under the Registrant's 1995 Employee Stock Purchase Plan.

(1) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, on the basis of the average high and low prices for the Registrant's common stock on the Nasdaq National Market on May 7, 2002.

(2) Such presently indeterminable number of additional shares of common stock are registered hereunder as may be issued in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, stock combination, or other similar changes in the common stock.

(3) On July 23, 1997, the Board of Directors of the Registrant declared a dividend of one preferred share purchase right for each share of common stock outstanding on August 21, 1997. The 750,000 rights registered by this Registration Statement represent one right that may be issued in connection with each share of common stock issuable upon exercise of options granted or to be granted under the Registrant's 1995 Employee Stock Purchase Plan. Such presently indeterminable number of rights are also registered by this Registration Statement as may be issued in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other similar change in common stock. The rights are not separately transferable apart from the common stock, nor are they exercisable until the occurrence of certain events. Accordingly, no independent value has been attributed to the rights.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM     8. EXHIBITS.



Exhibit No.                                             Description                                                 Reference
-----------                                             -----------                                                 ---------


 4.01            Specimen Certificate for shares of the Registrants common stock.                                       A*

 4.02            Description of Capital Stock.                                                                        B*, C*

 4.03            Rights Agreement, dated July 23, 1997.                                                               C*, D*

 4.04            Amendment to the Rights Agreement between the Registrant and Equiserve Trust Company, N.A.             D*
                 as Rights Agent.

 4.05            Registration Rights Agreement dated January 6, 2000.                                                   D*

 4.06            Shareholders Agreement dated January 6, 2000 by and among the Registrant, Daifuku America              E*
                 Corporation and Daifuku Co., Ltd.

 4.07            Stockholders Agreements dated September 30, 1999 by and among the Registrant, Jenoptik AG,             E*
                 M+W Zander Holding GmbH and Robert J. Therrien.

 4.08            Indenture dated as of May 23, 2001 between the Registrant and State Street Bank and Trust              F*
                 Company (as Trustee).

 4.09            Registration Rights Agreement dated May 23, 2001 among the Registrant and Credit Suisse                F*
                 First Boston Corporation and SG Cowen Securities Corporation (as representatives of several purchasers).

 4.10            Form of 4.75% Convertible Subordinated Note of the Registrant in the principal amount of               F*
                 $175,000,000 dated as May 23, 2001.

 4.11            Stock Purchase Agreement dated June 20, 2001 relating to the acquisition of CCS Technology,            G*
                 Inc. by the Registrant.

 4.12            Asset Purchase Agreement dated February 15, 2002 relating to the acquisition of                        H*
                 substantially all of the assets of Intelligent Automation Systems, Inc., Intelligent
                 Automation Systems, Inc. Trust and IAS Products, Inc. by the Registrant.

 4.13            Form of Certificate of Designations, Preferences, Rights and Limitations of Special                    I*
                 Voting Preferred Stock of the Registrant.

 5.01            Legal Opinion of Brown Rudnick Berlack Israels LLP.                                              Filed herewith

 23.01           Consent of PricewaterhouseCoopers LLP (Independent Accountants for the Registrant).              Filed herewith

 23.02           Consent of Ernst & Young LLP, Independent Auditors.                                              Filed herewith

 23.03           Consent of PricewaterhouseCoopers LLP (Independent Accountants for General Precision, Inc.).     Filed herewith

 23.04           Consent of Brown Rudnick Berlack Israels LLP (included in its legal opinion filed as Exhibit     Filed herewith
                 5.01 to this Registration Statement).

 24.01           Power of Attorney (included on the signature page of this Registration Statement).               Filed herewith

 99.04           Registrant's 1995 Employee Stock Purchase Plan, as amended.                                      Filed herewith

----------

A. Incorporated by reference to the Registrant's registration statement on Form S-1 (Registration No. 333-87296) filed on December 13, 1994.

B. Incorporated by reference to the Registrant's Form 8-A filed on January 27, 1995.

C.       Incorporated by reference to the Registrant's Form 8-A filed on August
         7, 1997.

D. Incorporated by reference to the Registrant's annual report on Form 10-K filed on December 14, 2001 for the fiscal year ending September 30, 2001.

E. Incorporated by reference to the Registrant's current report on Form 8-K filed on January 19, 2000 and amended on February 14, 2000.

F. Incorporated by reference to the Registrant's current report on Form 8-K filed on May 29, 2001.

G. Incorporated by reference to the Registrant's registration statement on Form S-8 (Registration No. 333-67432) filed on August 13, 2001.

H. Incorporated by reference to the Registrant's current report on Form 8-K filed on March 1, 2002.

I. Incorporated by reference to the Registrant's registration statement on Form S-3/A filed on May 13, 2002.

* In accordance with Rule 12b-32 under the Securities Exchange Act of 1934, as amended, reference is made to the documents previously filed with the Securities and Exchange Commission, which documents are hereby incorporated by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Chelmsford, Commonwealth of Massachusetts, on the 13th day of May, 2002.

                                        BROOKS AUTOMATION, INC.

                                        By: /s/ Robert J. Therrien
                                           -------------------------------------
                                           Robert J. Therrien
                                           Chief Executive Officer and President

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert J. Therrien and Ellen B. Richstone, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


Signature                                 Title                                        Date
---------                                 -----                                        ----
/s/ Robert J. Therrien
-------------------------------           Director, Chief Executive Officer        May 13, 2002
Robert J. Therrien                        and President (Principal Executive
                                          Officer)

/s/ Ellen B. Richstone
-------------------------------           Senior Vice President Finance and        May 13, 2002
Ellen B. Richstone                        Administration and Chief Financial
                                          Officer (Principal Financial
                                          Officer)
/s/ Steven E. Hebert
-------------------------------
Steven E. Hebert                          Principal Accounting Officer             May 13, 2002

/s/ Roger D. Emerick
-------------------------------
Roger D. Emerick                          Director                                 May 13, 2002

/s/ Amin J. Khoury
-------------------------------
Amin J. Khoury                            Director                                 May 13, 2002

/s/ Juergen Giessmann
-------------------------------
Juergen Giessmann                         Director                                 May 13, 2002

/s/ Joseph Martin
-------------------------------
Joseph Martin                             Director                                 May 13, 2002

                                INDEX TO EXHIBITS

Exhibit No.                                             Description                                                 Reference
-----------                                             -----------                                                 ---------


  4.01            Specimen Certificate for shares of the Registrants common stock.                                       A*

  4.02            Description of Capital Stock.                                                                        B*, C*

  4.03            Rights Agreement, dated July 23, 1997.                                                               C*, D*

  4.04            Amendment to the Rights Agreement between the Registrant and Equiserve Trust Company, N.A.             D*
                  as Rights Agent.

  4.05            Registration Rights Agreement dated January 6, 2000.                                                   D*

  4.06            Shareholders Agreement dated January 6, 2000 by and among the Registrant, Daifuku America              E*
                  Corporation and Daifuku Co., Ltd.

  4.07            Stockholders Agreements dated September 30, 1999 by and among the Registrant, Jenoptik AG,             E*
                  M+W Zander Holding GmbH and Robert J. Therrien.

  4.08            Indenture dated as of May 23, 2001 between the Registrant and State Street Bank and Trust              F*
                  Company (as Trustee).

  4.09            Registration Rights Agreement dated May 23, 2001 among the Registrant and Credit Suisse                F*
                  First Boston Corporation and SG Cowen Securities Corporation (as representatives of several purchasers).

  4.10            Form of 4.75% Convertible Subordinated Note of the Registrant in the principal amount of               F*
                  $175,000,000 dated as May 23, 2001.

  4.11            Stock Purchase Agreement dated June 20, 2001 relating to the acquisition of CCS Technology,            G*
                  Inc. by the Registrant.

  4.12            Asset Purchase Agreement dated February 15, 2002 relating to the acquisition of                        H*
                  substantially all of the assets of Intelligent Automation Systems, Inc., Intelligent
                  Automation Systems, Inc. Trust and IAS Products, Inc. by the Registrant.

  4.13            Form of Certificate of Designations, Preferences, Rights and Limitations of Special                    I*
                  Voting Preferred Stock of the Registrant.

  5.01            Legal Opinion of Brown Rudnick Berlack Israels LLP.                                              Filed herewith

  23.01           Consent of PricewaterhouseCoopers LLP (Independent Accountants for the Registrant).              Filed herewith

  23.02           Consent of Ernst & Young LLP, Independent Auditors.                                              Filed herewith

  23.03           Consent of PricewaterhouseCoopers LLP (Independent Accountants for General Precision, Inc.).     Filed herewith

  23.04           Consent of Brown Rudnick Berlack Israels LLP (included in its legal opinion filed as Exhibit     Filed herewith
                  5.01 to this Registration Statement).

  24.01           Power of Attorney (included on the signature page of this Registration Statement).               Filed herewith

  99.04           Registrant's 1995 Employee Stock Purchase Plan, as amended.                                      Filed herewith

----------

A. Incorporated by reference to the Registrant's registration statement on Form S-1 (Registration No. 333-87296) filed on December 13, 1994.

B. Incorporated by reference to the Registrant's Form 8-A filed on January 27, 1995.

C.       Incorporated by reference to the Registrant's Form 8-A filed on August
         7, 1997.

D. Incorporated by reference to the Registrant's annual report on Form 10-K filed on December 14, 2001 for the fiscal year ending September 30, 2001.

E. Incorporated by reference to the Registrant's current report on Form 8-K filed on January 19, 2000 and amended on February 14, 2000.

F. Incorporated by reference to the Registrant's current report on Form 8-K filed on May 29, 2001.

G. Incorporated by reference to the Registrant's registration statement on Form S-8 (Registration No. 333-67432) filed on August 13, 2001.

H. Incorporated by reference to the Registrant's current report on Form 8-K filed on March 1, 2002.

I. Incorporated by reference to the Registrant's registration statement on Form S-3/A filed on May 13, 2002.

* In accordance with Rule 12b-32 under the Securities Exchange Act of 1934, as amended, reference is made to the documents previously filed with the Securities and Exchange Commission, which documents are hereby incorporated by reference.